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                                  EXHIBIT 23.02

                            CONSENT OF MOSS ADAMS LLP


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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement of American Shared Hospital Services on Form S-8 of our report dated January 12, 2001, appearing in the Annual Report on Form 10-K for the year ended December 31, 2000.





/s/ MOSS ADAMS LLP
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San Francisco, California

January 22, 2002